UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

360 Kingsley Park Drive, Suite 250 Fort Mill, South Carolina	29715
(Address of registrant’s principal executive office)	(Zip code)

(800) 581-1531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Share Purchase Agreements

On December 28, 2023, Solis Bond Company DAC (“Solis”), a company incorporated under the laws of Ireland and indirect wholly owned subsidiary of Alternus Clean Energy, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Italy SPA”) by and among Solis and Undo S.r.l., a company incorporated under the laws of Italy (“Undo”). Pursuant to the Italy SPA, among other things, Solis sold to the Undo, and Undo purchased from Solis, 100% of the share capital in 11 separate entities, each of which were wholly owned by Solis and which, in the aggregate, held a portfolio of 13 photovoltaic plants in Italy with an aggregate capacity of 10.5 MWp. In exchange, Undo paid to Solis a Purchase Price (as defined in the Italy SPA) of approximately €17.70 million (approximately $19.65 million), subject to the terms and conditions of the Italy SPA.

The Italy SPA contains customary representations, warranties and covenants for transactions of its size and type. Each of Solis and Undo has agreed to indemnify each other party for losses arising from certain breaches of the Italy SPA and for certain other damages and liabilities, subject to limitations set forth in the Italy SPA. The representations, warranties and covenants set forth in the Italy SPA have been made only for the purposes of the Italy SPA and solely for the benefit of Solis and Undo, respectively, and may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the such parties under the Italy SPA, instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Italy SPA, and information regarding the subject matter thereof may change after the date of the Italy SPA.

Also on December 28, 2023, AEG JD 02 Limited (“JD 02"), a private company limited by shares incorporated under the laws of Ireland and indirect wholly owned subsidiary of the Company, entered into a Share Purchase Agreement (the “RTHA SPA” and together with the Italy SPA, the “SPAs”) by and among JD 02 and Theia Investment (Netherlands) 1 B.V., a private limited liability company under the laws of the Netherlands (“Theia”). Pursuant to the RTHA SPA, among other things, JD 02 will sell to Theia, and Theia will purchase from JD 02, 100% of the share capital of Blue Sky Energy I B.V., a wholly owned subsidiary of JD 02, which holds and operates a 13.6 MWp solar park at Rotterdam Airport. In exchange, Theia will pay JD 02 a Purchase Price (as defined in the RTHA SPA) of approximately €2.84 million (approximately $3.15 million), after adjustment in accordance with the RTHA SPA, and subject to meeting all of the conditions precedent and the terms and conditions of the RTHA SPA. The Company expects the closing of the RTHA SPA to occur in the first quarter of 2024.

The RTHA SPA contains customary representations, warranties and covenants for transactions of its size and type. Each of JD 02 and Theia has agreed to indemnify each other party for losses arising from certain breaches of the RTHA SPA and for certain other damages and liabilities, subject to limitations set forth in the RTHA SPA. The representations, warranties and covenants set forth in the RTHA SPA have been made only for the purposes of the RTHA SPA and solely for the benefit of JD 02 and Theia, respectively, and may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the such parties under the RTHA SPA, instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the RTHA SPA, and information regarding the subject matter thereof may change after the date of the RTHA SPA.

The foregoing descriptions of the SPAs does not purport to be complete and are qualified in their entirety by reference to the complete text of the Italy SPA and the RTHA SPA, copies of which are filed as Exhibits 10.1 and 10.2, respectively, attached hereto and incorporated herein by reference.

Forward Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, including any information on the Company’s plans or future financial or operating performance and other statements that express the Company’s management’s expectations or estimates of future performance, constitute forward-looking statements. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Such statements are based on a number of estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of the Company. The Company cautions that such forward-looking statements involve known and unknown risks and other factors that may cause the actual financial results, performance or achievements of the Company to differ materially from the Company’s estimated future results, performance or achievements expressed or implied by the forward-looking statements. These statements should not be relied upon as representing the Company’s assessments of any date after the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 7.01. Regulation FD Disclosure.

On December 28, 2023, Alternus Energy Group plc (OSE: ALT), a majority stockholder of the Company, disclosed Solis’ entry into and closing of the Italy SPA, and the entry of JD 02 into the RTHA SPA in notices to the Euronext Growth Oslo stock exchange. A copy of the notices relating to the Italy SPA and the RTHA SPA are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†	Share Purchase Agreement among Solis Bond Company DAC and Undo, S.r.l., dated December 28, 2023
10.2†	Share Purchase Agreement among AEG JD 02 Limited and Theia Investment (Netherlands) 1 B.V., dated December 28, 2023
99.1	Euronext notice related to Italy SPA, dated December 28, 2023
99.2	Euronext notice relaed to RTHA SPA, dated December 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2023	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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